UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09038

The Olstein Funds
 (Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
 (Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
 (Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Olstein
All Cap Value Fund

Olstein
Strategic Opportunities Fund

SEMI-ANNUAL REPORT

DECEMBER 31, 2015

The Olstein Funds

CONTENTS

3	Olstein All Cap Value Fund

31	Olstein Strategic
Opportunities Fund

53	Combined Notes to
Financial Statements

64	Additional Information

OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

15	Expense Example

17	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

OLSTEIN ALL CAP VALUE FUND

OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the calendar year ended December 31, 2015, Class C shares of the Olstein All Cap Value Fund depreciated 9.51%, while the Russell 3000 Value® Index depreciated 4.13% and the Russell 3000® Index appreciated 0.48%.  For the six-month period ended December 31, 2015, Class C shares of the Olstein All Cap Value Fund depreciated 9.04%, while the Russell 3000 Value® Index depreciated 3.64% and the Russell 3000® Index depreciated 1.43%.  Since the Fund’s inception date of September 21, 1995 through December 31, 2015, Class C shares of the Olstein All Cap Value Fund had an average annual return of 9.97% compared to average annual returns of 8.77% for the Russell 3000 Value® Index and 8.43% for the Russell 3000® Index.

OUR OUTLOOK

A slowdown in Chinese economic growth, falling oil prices and rising U.S. interest rates led to a sharp increase in downside market volatility during the second half of 2015 and early months of 2016.  While there is never a shortage of market predictions (both positive and negative), in the current environment the bearish predictions outnumber the optimists.  Excessive pessimism usually creates opportunities for the Fund to focus on financially strong companies with stable or growing free cash flow, run by managements who deploy cash to the benefit of shareholders and are selling at what we believe to be bargain prices.

The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/15, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -10.28%, 9.40%, and 4.47%, respectively. Per the Fund’s prospectus dated 10/31/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

OLSTEIN ALL CAP VALUE FUND

As has happened many times over the Fund’s 20 year history, many investors in the current environment are reacting to negative news, often irrationally, with little or no regard for company fundamentals.  We understand that in order to get the bargain prices we seek, some type of negativity (whether it be the market, the industry or short-term factors affecting a company) is putting pressure on the price of the security we believe is a bargain.  It is extremely difficult to ride out these periods of underperformance, but it is the bargain prices that we often receive during these periods that we believe is key to helping us achieve our long-term investment objective.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow which we believe is critical to long-term valuations.  We are investing in companies that we believe have an ability to deliver long-term value to their shareholders that is not being recognized by the market.

While many investors are nervous about equity markets, we believe it is extremely important to recognize that there is a big difference between market volatility, specifically, broad downward movements in stock prices, and the fundamental value of a business.  It is important to distinguish between the variability of an investment’s market price due to temporary market volatility, and the likelihood of permanent impairment of capital as a result of long-term business fundamentals deteriorating.  For us, short-term market volatility is less of a concern than the irreversible loss of capital due to the erosion of a company’s business fundamentals.  As long-term investors, we don’t equate spikes in short-term market volatility with a decrease in the underlying value of a business; nor do we equate such volatility with increased risk in the business.

From our perspective, we believe recent downside market volatility underscores the strong case for investing in the equity securities of companies whose real economic value is unrecognized by the market, obscured by recent market uncertainty or overshadowed by temporary problems.  As a result of the recent market decline we are finding many viable investment opportunities that we believe are undervalued by focusing on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.  We further believe that by prioritizing these factors we will continue to invest in companies that are positioned to compete more advantageously as economic growth accelerates.  It is significant to note that undervalued companies generating excess free cash flow add to their fundamental value despite the fact

OLSTEIN ALL CAP VALUE FUND

that their stock price has declined.  Patience during these periods of irrationality can be quite rewarding if we are correct about a company’s long-term ability to generate normalized excess cash flow not being recognized by the stock market.

OUR STRATEGY

There are times when the combination of certain events, such as the slowdown in Chinese economic growth and falling oil prices, tend to overwhelm equity markets and hit a value-oriented portfolio, such as the Fund’s, particularly hard causing a period of underperformance.  At the same time, however, as long-term value investors, the negative reaction during periods of increased market volatility often creates many favorable opportunities for the Fund to buy good companies at what we believe are bargain prices.

Throughout the Fund’s history, Wall Street’s obsessive focus on short-term events has produced significant opportunities for the Fund to profit from pessimism as deviations between stock prices and company valuations increase dramatically.  We believe we are currently in one of those periods with many investors reacting to negative news, often irrationally with little to no regard for company fundamentals.  We, on the other hand, continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market or is being hidden by short term problems.  We remain focused on individual companies, their operations and prospects for maintaining or growing sustainable free cash flow.  We also seek to guard against poorly timed decisions to sell a stock being punished in the stock market as a result of short term problems that we believe have little to do with the long-term intrinsic value of the company.  Selling undervalued securities based on problems that are not relevant to long-term valuations is just as bad as buying a value trap.  We regard these decisions as serious errors that can affect long-term performance.

PORTFOLIO REVIEW

Our current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on cost of capital calculations and deploys free cash flow to create shareholder value.  We believe companies with these characteristics are poised to eliminate the valuation gaps created by the recent uncertainty as the economic growth accelerates.

At December 31, 2015, the Olstein All Cap Value Fund portfolio consisted of 88 holdings with an average weighted market capitalization of $55.66 billion.  During the reporting period, the Fund initiated positions in eight com-

OLSTEIN ALL CAP VALUE FUND

panies and strategically added to positions in nineteen companies.  Over the same time period, the Fund eliminated its holdings in twenty-three companies and strategically decreased its holdings in another ten companies.

Positions initiated during the six month period ended December 31, 2015 include: American Express Company, Coach Inc., Express Scripts Holding Company, Kennametal Inc., PayPal Holdings Inc., Procter & Gamble, WestRock Co., and Zebra Technologies Corp.

Positions eliminated during the six month period ended December 31, 2015 include: ABM Industries, ADT Corp., Alaska Air Group, Chubb Corp., Dorman Products, Entegris Inc., Equifax, First Niagara Financial Group, Fossil Group, HCA Inc., Masco Corp., National Oilwell Varco, NVIDIA Corp., Qualcomm Inc., RockTenn Company, Sealed Air Corp., Smith & Wesson Holding Corp., TE Connectivity Ltd., Teradata Corp., Towers Watson & Co., UniFirst Corp. and Zoetis Inc.

Our Leaders

The stocks which contributed positively to performance for the six-month reporting period include: Delta Airlines, Lowe’s Companies, Inc., Intuitive Surgical Inc., Becton Dickinson and Company and Packaging Corp of America.  At December 31, 2015, the Fund continued to hold positions in each of these companies.

Our Laggards

The leading detractors from performance include: Joy Global, Fossil Group, General Electric Company, Spirit Airlines and Dillard’s Inc. As of December 31, 2015, the Fund continued to hold positions in Joy Global, General Electric, Spirit Airlines and Dillard’s.  During the reporting period the Fund liquidated its position in Fossil Group

“MEET OR BEAT” – THE PITFALLS OF
A SHORT-TERM FOCUS

Recent investor apprehension regarding equity markets is understandable when considering the media’s relentless coverage of negative events over the past year.  Whether it is the slowdown in China’s economic growth, the uncertainty of oil prices, or the negative impact of a strengthening U.S. dollar on corporate earnings, crises continue to dominate headlines and commentary from the financial and business media.  Time and again we have seen this unrelenting negative coverage and bombastic commentary rattle investor confidence and prompt irrational behavior that is usually detrimental to long-term wealth creation.  In fact, over our twenty-year history we have frequently discussed the pitfalls of short-term thinking and the likeli-

OLSTEIN ALL CAP VALUE FUND

hood of permanent impairment of an investor’s capital due to a poorly-timed, irrational investment decisions rooted in short-term negative thinking.

While we have frequently cautioned about the pitfalls of “short-termism,” we have also seen another trend unfold over our twenty-year history – a disturbing increase in short-term thinking by company managements.  In this letter we thought it would be helpful to discuss our thoughts on how company managements contribute to the short-term thinking that currently dominates markets and what companies can do to mitigate the harmful effects of such short-termism on investors and markets.

SHORT-TERM FOCUS OF EARNINGS
ANNOUNCEMENTS AND EARNINGS GUIDANCE

We believe that two specific corporate reporting practices have greatly influenced and facilitated the harmful short-term mentality that dominates today’s equity markets: over focusing on quarterly earnings numbers and forward-looking earnings guidance statements (quarterly or annually).  In particular, the hoopla surrounding quarterly earnings announcements has fostered a “meet or beat” mentality that myopically reduces the measure of company performance and ‘success’ to whether or not the company has met, exceeded or fallen short on one number and one number alone – earnings-per-share (EPS)!  Likewise, forward-looking earnings guidance sets the parameters for continuing the “vicious cycle” as companies issue EPS guidance that analysts and institutional investors factor into the consensus estimate target for the next quarterly “meet or beat” cycle of performance measurement.  We find this process akin to a dog chasing its tail.

For us, the idea that a single earnings per share number can somehow serve as a reasonable measure of a company’s ability to create sustainable value is simply absurd.  Yet it is the hoopla surrounding quarterly earnings announcements that generates a great deal of the noise and speculation about individual company performance that distracts investors from the real drivers of long-term value creation.  The short-term “meet-or-beat” mindset of earnings season induces investors to overlook the complexity and realities of individual businesses and their operating environments and often promotes emotional, irrational investor behavior.

From a company’s perspective, the “meet-or-beat” mindset surrounding quarterly earnings also serves as an unwarranted incentive for management to engage in excessive short-term earnings management.  Companies that frequently engage in short-term earnings management to meet a consensus EPS estimate, often do so at the expense of longer term value creation.  Put simply, repeatedly engaging in earnings management to meet an EPS estimate

OLSTEIN ALL CAP VALUE FUND

erodes the quality of earnings and bumps up against an undeniable reality – over time a company’s stated earnings must eventually reconcile to the company’s cash flow.

We are also concerned that the “meet or beat” mindset may cause company management to favor short-term tactics, such as foregoing, postponing or greatly reducing necessary long-term investments or valuable research & development efforts in order to avoid missing an EPS target.  We believe this is especially true for those companies facing unique challenges and strategic choices at the same time they are facing pressure to increase the company’s  short term stock price from institutional and professional investors.  Management teams that surrender to the unrelenting pressure of meeting quarterly expectations to keep their stock price from taking another downward hit may not only drive away stable, long-term investors, they may also expose the company to the agenda of an outside investor (corporate raider or activist investor) seeking a quick run-up in stock price at the expense long-term value creation.

REFOCUSING THE INVESTMENT TIME HORIZON

We believe that the key to helping investors refocus their investment time horizon and lengthening their expected holding period for a company’s stock lies in escaping (or avoiding) the dysfunctional earnings guidance trap.  Instead of providing earnings guidance, we believe that companies should help shareholders better understand the key long-term drivers of value creation within the business.  Management should clearly communicate the strategic plan in place to create value over the next one- to three years and should provide enough information for shareholders and potential investors to adequately understand the company’s plans for growth and how to evaluate the company’s progress in executing those plans.  Management’s discussion regarding the company’s prospects and outlook over the next one- to three years should focus primarily on those matters related to long-term value creation, including:

Strategic Plan:  Management should communicate a well-articulated, long-term plan for value creation which provides the necessary framework for discussing periodic results as a measure of progress towards longer-term goals.  Guided by such a strategic framework, the evaluation of quarterly results would occur in the context of longer-term goals and not assume the reductive short-term “meet or beat” approach that dominates today’s market.  Discussion of the company’s strategic plan should focus on the company’s business model, its strengths and vulnerabilities and how it anticipates competitive challenges and exploits opportunities for growth.  Management should engage in detailed dis-

OLSTEIN ALL CAP VALUE FUND

cussion of current and future issues that could negatively affect the company’s ability to achieve long term goals and the strategic plans that are being implemented to overcome these threats.

Operating Environment:  Since companies operate in an ever-changing environment and face both external and internal challenges to executing their strategy, management should candidly discuss how the company has navigated and plans to navigate the dynamic environment over the next one to three years.  Such a discussion should focus on: macro-economic fluctuations; important shifts in the geo-political landscape in which the company operates; potential impediments posed by changing capital markets; rising and receding competitive challenges; vendor/supplier or raw materials-related issues; technological and regulatory developments, sector-specific significant structural shifts; and any other key trends or issues that are likely to affect the company operations and financial results.  It is important for management to constantly assess its operating environment and communicate to shareholders and potential investors all information pertinent to assessing the company’s future earnings and free cash flow as well as potential negatives to overcome.

Value Creation and Capital Stewardship Metrics:  We believe management’s engagement with shareholders should always focus on the quality of a company’s earnings; that is, the sustainability and predictability of earnings that will result in free cash flow that investors can reasonably anticipate from a well-executed value creation strategy.  In addition, potential impediments to reaching goals should also be discussed.  We believe too much attention is paid to metrics such as EPS and EBITDA (Earnings before Interest, Taxes, Depreciation and Amortization).  As accounting-driven investors, who undertake an in-depth forensic analysis of company financial statements, we have seen companies consistently engineer favorable EPS and EBITDA numbers while simultaneously destroying shareholder value (such companies include a rogue’s gallery of corporate scoundrels including Enron, WorldCom, Tyco, etc.).  We believe a new model of guidance should focus on metrics that highlight a company’s economic profit, such as: Net Operating Profit after Tax (NOPAT); Weighted Average Cost of Capital (WACC), Return on Invested Capital (ROIC), and most importantly, Free Cash Flow.  Management adjusted earnings which adds back stock based compensation and other items and expenses to GAAP reported earnings is a travesty and should be ignored.  Believing management adjusted earnings at face value is the equivalent of allowing the fox to guard the hen house.

OLSTEIN ALL CAP VALUE FUND

Accountability:  For us, transparency and accountability are crucial elements of any forward-looking guidance that management provides to investors.  In this regard we not only favor communications that candidly discuss both negative and positive matters that the company is facing, we also expect a company to clearly communicate who is responsible for improving those operations that are underperforming.  By candidly and thoroughly discussing areas for improvement, the company will provide investors the information needed to effectively judge the depth, functional capabilities, and decision-making skills of the company’s management team.

A NEW APPROACH TO GUIDANCE

We believe that replacing the current short-term oriented earnings-per-share guidance approach with a thoughtful discussion of a company’s one- to three-year outlook focused on a company’s strategic plan, operating environment, key value creation capital stewardship metrics, as well as full discussion of impediments to overcome would appeal to longer-term investors and reduce a great deal of inefficient and harmful short-term thinking currently affecting equity markets.  By helping investors better understand their business models, ever-changing operating environments, and plans for value creation, companies can also help investors lengthen their investment horizon, reduce irrational behavior and increase their ability to build wealth over time through thoughtful and informed equity investing.  We favor investments in companies with managements who focus on long-term metrics.

FINAL THOUGHTS

As value investors, we believe in having a long-term horizon in an environment that is maniacally focused on short-term events.  We believe that our long-term horizon, in conjunction with our emphasis on an in-depth analysis of financial statements, should provide the Fund with an advantage even during most negative environments.  It is our opinion that by continuing to add what we believe to be undervalued free cash flow investments to the Fund’s portfolio, we are increasing the probability of the Fund reaching its primary investment objective of long-term capital appreciation.  The market is a discounting mechanism and while past performance is not necessarily indicative of future results, it is noteworthy that the seeds of past periods of relative outperformance were sown during previous periods of extreme negative volatility in 2008, 2009 and 2011.

Uncertainty and fear, fueled by troubling news combined with conflicting economic data, usually result in the type of market volatility that  overwhelm markets from time to time such as the current period.  While market dips may present us with buying opportunities (following our strict stock

OLSTEIN ALL CAP VALUE FUND

selection criteria), low stock prices are not the sole criteria for buying companies for the portfolio.  Additional criteria include strong balance sheets; well-run operations having the potential to consistently generate excess free cash flow; and company managements with a disciplined track record of improving the returns of the business are also heavily weighed.

We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value during periods of pessimism.  We believe that the Fund’s portfolio primarily consists of fiscally strong, excess-cash-flow companies whose businesses, in our opinion, are primed to provide suitable returns over the long term.

We value your trust and remind you that our money is invested alongside yours as we work diligently to accomplish the Fund’s objective of long-term capital appreciation.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

Value of Shares Owned,
If Initial Investment
Date	was $10,000
9/21/95	$10,000
9/30/95	10,010
12/31/95	10,261
3/31/96	10,882
6/30/96	11,462
9/30/96	11,713
12/31/96	12,760
3/31/97	13,327
6/30/97	14,602
9/30/97	17,250
12/31/97	17,205
3/31/98	19,851
6/30/98	18,468
9/30/98	15,499
12/31/98	19,788
3/31/99	20,717
6/30/99	25,365
9/30/99	23,675
12/31/99	26,692
3/31/00	28,170
6/30/00	28,899
9/30/00	30,596
12/31/00	30,142
3/31/01	30,207
6/30/01	36,192
9/30/01	28,213
12/31/01	35,340
3/31/02	38,259
6/30/02	33,797
9/30/02	25,870
12/31/02	28,528
3/31/03	26,226
6/30/03	31,448
9/30/03	33,797
12/31/03	38,853
3/31/04	40,870
6/30/04	41,297
9/30/04	39,043
12/31/04	43,146
3/31/05	42,640
6/30/05	42,302
9/30/05	43,749
12/31/05	44,350
3/31/06	46,566
6/30/06	44,241
9/30/06	46,836
12/31/06	50,755
3/31/07	51,863
6/30/07	55,536
9/30/07	53,029
12/31/07	49,012
3/31/08	42,447
6/30/08	40,189
9/30/08	38,452
12/31/08	27,545
3/31/09	24,767
6/30/09	30,102
9/30/09	35,648
12/31/09	37,741
3/31/10	40,392
6/30/10	35,788
9/30/10	39,695
12/31/10	43,845
3/31/11	45,276
6/30/11	45,310
9/30/11	37,497
12/31/11	41,962
3/31/12	48,519
6/30/12	45,555
9/30/12	47,159
12/31/12	48,380
3/31/13	54,275
6/30/13	56,786
9/30/13	60,379
12/31/13	65,995
3/31/14	66,867
6/30/14	69,134
9/30/14	69,413
12/31/14	75,913
3/31/15	77,290
6/30/15	75,525
9/30/15	66,631
12/31/15	68,694

Details:
The performance data quoted represents past performance and does not guarantee future results. The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 12/31/15, assuming reinvestment

OLSTEIN ALL CAP VALUE FUND

of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC of 1% during the one-year period, was -10.28%, 9.40%, and 4.47%, respectively. Per the Fund’s prospectus dated 10/31/15, the expense ratio for the Olstein All Cap Value Fund Class C was 2.27%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/15 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach. However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated. Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price. There is no assurance that the Fund will achieve its investment objective.

The Russell 3000 Index is an unmanaged index that seeks to represent the broad U.S. equity universe accounting for approximately 98% of the U.S. market capitalization. The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is constructed to provide a comprehensive and unbiased barometer of the broad value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the index represents. Such costs would lower performance. Investors cannot invest directly in either index.

Not FDIC insured – Not bank-guaranteed – May lose value

Distributed by Olstein Capital Management, L.P. – Member FINRA

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund

Expense Example as of December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 – December 31, 2015.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/15	12/31/15	7/1/15 – 12/31/15
Actual
Class C	$1,000.00	$ 914.00	$10.78
Adviser Class	$1,000.00	$ 909.60	$ 5.95

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.88	$11.34
Adviser Class	$1,000.00	$1,018.90	$ 6.29

*
Expenses are equal to the Fund’s annualized expense ratio of 2.24% and 1.24% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
December 31, 2015 (Unaudited)

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund

Schedule of Investments as of December 31, 2015 (Unaudited)

COMMON STOCKS – 97.9%

AEROSPACE & DEFENSE – 2.3%	Shares	Value
Esterline Technologies Corporation (a)	74,000	$5,994,000
United Technologies Corporation	92,000	8,838,440
		14,832,440
AIR DELIVERY & FREIGHT SERVICES – 0.7%
United Parcel Service, Inc. – Class B	49,000	4,715,270

AIRLINES – 3.2%
Delta Air Lines, Inc.	129,000	6,539,010
JetBlue Airways Corporation (a)	146,000	3,306,900
Spirit Airlines, Inc. (a)	281,000	11,197,850
		21,043,760
AUTO COMPONENTS – 1.6%
Delphi Automotive PLC (b)	56,000	4,800,880
Johnson Controls, Inc.	144,000	5,686,560
		10,487,440
AUTO MANUFACTURERS – 2.7%
General Motors Company	285,000	9,692,850
Oshkosh Corporation	194,900	7,608,896
		17,301,746
BEVERAGES – 0.7%
PepsiCo, Inc.	49,000	4,896,080

CAPITAL MARKETS – 3.0%
Janus Capital Group Inc.	671,000	9,454,390
Legg Mason, Inc.	254,000	9,964,420
		19,418,810
CHEMICALS – 0.8%
Sensient Technologies Corporation	82,000	5,151,240

COMMERCIAL BANKS – 6.5%
The Bank of New York Mellon Corporation	206,000	8,491,320
BB&T Corporation	213,000	8,053,530
Citizens Financial Group Inc.	291,000	7,621,290

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.9% – continued

COMMERCIAL BANKS – 6.5% – continued	Shares	Value
Fifth Third Bancorp	456,000	$9,165,600
U.S. Bancorp	217,500	9,280,725
		42,612,465
COMMERCIAL SERVICES & SUPPLIES – 1.0%
Brady Corporation – Class A	271,000	6,227,580

COMMUNICATIONS EQUIPMENT – 1.6%
Cisco Systems, Inc.	383,000	10,400,365

COMPUTERS & PERIPHERALS – 0.7%
Apple Inc.	44,000	4,631,440

CONSUMER FINANCE – 3.3%
American Express Company	80,000	5,564,000
MasterCard, Inc. – Class A	53,000	5,160,080
PayPal Holdings, Inc. (a)	165,000	5,973,000
Visa Inc. – Class A	65,000	5,040,750
		21,737,830
CONTAINERS & PACKAGING – 3.4%
Owens-Illinois, Inc. (a)	419,000	7,298,980
Packaging Corporation of America	85,200	5,371,860
WestRock Company	209,000	9,534,580
		22,205,420
DIVERSIFIED FINANCIAL SERVICES – 3.3%
Franklin Resources, Inc.	275,000	10,125,500
Invesco Ltd. (b)	339,000	11,349,720
		21,475,220
E-COMMERCE – 0.9%
eBay Inc. (a)	216,000	5,935,680

ELECTRONIC EQUIPMENT & INSTRUMENTS – 2.5%
Itron, Inc. (a)	190,000	6,874,200
Keysight Technologies, Inc. (a)	337,000	9,547,210
		16,421,410
FOOD & DRUG RETAILERS – 1.0%
CVS Health Corporation	64,000	6,257,280

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.9% – continued

HEALTH CARE EQUIPMENT & SUPPLIES – 7.0%	Shares	Value
Becton, Dickinson and Company	65,000	$10,015,850
Express Scripts Holding Company (a)	49,000	4,283,090
Intuitive Surgical, Inc. (a)	11,000	6,007,760
Medtronic, PLC (b)	108,000	8,307,360
Stryker Corporation	52,000	4,832,880
Zimmer Holdings, Inc.	117,000	12,003,030
		45,449,970
HEALTH CARE PRODUCTS – 1.1%
Johnson & Johnson	71,000	7,293,120

HEALTH CARE PROVIDERS & SERVICES – 2.7%
Patterson Companies Inc.	153,000	6,917,130
UnitedHealth Group Incorporated	61,000	7,176,040
Universal Health Services, Inc. – Class B	32,000	3,823,680
		17,916,850
HOUSEHOLD DURABLES – 1.5%
Harman International Industries, Incorporated	101,000	9,515,210

HOUSEHOLD PRODUCTS – 0.6%
The Procter & Gamble Company	46,000	3,652,860

INDUSTRIAL CONGLOMERATES – 1.3%
General Electric Company	275,000	8,566,250

INDUSTRIAL EQUIPMENT WHOLESALE – 2.0%
MSC Industrial Direct Co., Inc. – Class A	66,000	3,713,820
WESCO International, Inc. (a)	219,000	9,565,920
		13,279,740
INSURANCE – 3.4%
Aon PLC (b)	106,000	9,774,260
Marsh & McLennan Companies, Inc.	127,000	7,042,150
The Travelers Companies, Inc.	45,000	5,078,700
		21,895,110
MACHINERY – 7.5%
Dover Corporation	81,000	4,966,110
Ingersoll-Rand PLC (b)	112,000	6,192,480

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.9% – continued

MACHINERY – 7.5% – continued	Shares	Value
Joy Global Inc.	462,000	$5,825,820
Kennametal Inc.	251,000	4,819,200
Parker-Hannifin Corporation	55,000	5,333,900
Pentair PLC (b)	136,000	6,736,080
Regal Beloit Corporation	171,000	10,006,920
Xylem Inc.	142,000	5,183,000
		49,063,510
MEDIA – 3.7%
Comcast Corporation – Class A	88,000	4,965,840
Discovery Communications, Inc. – Class C (a)	302,000	7,616,440
Twenty-First Century Fox, Inc. – Class B	228,000	6,208,440
Viacom Inc. – Class B	133,000	5,474,280
		24,265,000
MULTILINE RETAIL – 4.5%
Dillard’s, Inc. – Class A	147,000	9,659,370
Kohls Corporation	254,000	12,098,020
Macy’s, Inc.	211,000	7,380,780
		29,138,170
OFFICE ELECTRONICS – 1.4%
Zebra Technologies Corporation – Class A (a)	129,000	8,984,850

OIL & GAS – 0.1%
Exxon Mobil Corporation	10,000	779,500

PHARMACEUTICALS – 1.4%
Abbott Laboratories	201,000	9,026,910

RESTAURANTS – 1.0%
The Wendy’s Company	615,000	6,623,550

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.4%
Intel Corporation	250,000	8,612,500
Vishay Intertechnology, Inc.	560,000	6,748,000
		15,360,500
SOFTWARE – 3.8%
Microsoft Corporation	158,000	8,765,840

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 97.9% – continued

SOFTWARE – 3.8% – continued	Shares	Value
Oracle Corporation	292,000	$10,666,760
VASCO Data Security International, Inc. (a)	314,500	5,261,585
		24,694,185
SPECIALTY RETAIL – 6.4%
Bed Bath & Beyond Inc. (a)	200,100	$9,654,825
Big Lots, Inc.	167,000	6,436,180
DSW Inc. – Class A	458,300	10,935,038
Lowe’s Companies, Inc.	66,000	5,018,640
Vitamin Shoppe, Inc. (a)	294,000	9,613,800
		41,658,483
TELECOMMUNICATIONS – 3.8%
AT&T Inc.	251,000	8,636,910
Corning Incorporated	420,000	7,677,600
Verizon Communications, Inc.	179,000	8,273,380
		24,587,890
TEXTILES, APPAREL & LUXURY GOODS – 1.4%
Coach, Inc.	146,000	4,778,580
Ralph Lauren Corporation – Class A	42,000	4,682,160
		9,460,740
TRANSPORTATION EQUIPMENT – 1.7%
The Greenbrier Companies, Inc.	348,000	11,351,760
TOTAL COMMON STOCKS (COST $652,708,222)		638,315,634

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 3.0%

MONEY MARKET MUTUAL FUNDS (c) – 3.0%	Shares	Value
Fidelity Institutional Money Market Portfolio – Class I, 0.11%	16,910,587	$16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.17%	2,965,269	2,965,269
TOTAL SHORT-TERM INVESTMENTS (Cost $19,875,856)		19,875,856

TOTAL INVESTMENTS – 100.9%
(Cost $672,584,078)		658,191,490
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(5,815,374)
TOTAL NET ASSETS – 100.0%		$652,376,116

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

Olstein All Cap Value Fund
Statement of Assets and Liabilities as of December 31, 2015 (Unaudited)

Assets:
Investments, at value (at cost $672,584,078)	$658,191,490
Cash	32,480
Receivable for securities sold	1,082,031
Receivable for capital shares sold	552,006
Dividends and interest receivable	667,896
Other assets	83,684
Total Assets	660,609,587

Liabilities:
Payable for securities purchased	4,756,946
Payable for capital shares redeemed	1,458,297
Payable to Investment Manager (See Note 5)	558,865
Distribution expense payable	1,155,909
Payable for trustees’ fees and expenses	43,730
Accrued expenses and other liabilities	259,724
Total Liabilities	8,233,471
Net Assets	$652,376,116

Net Assets Consist of:
Capital stock	$665,608,951
Accumulated net investment loss	(3,298,185)
Accumulated net realized gain on investments sold	4,457,938
Net unrealized depreciation on investments	(14,392,588)
Total Net Assets	$652,376,116

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$537,890,368
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	32,293,485
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$16.66

ADVISER CLASS:
Net Assets	$114,485,748
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	5,727,506
Net asset value, offering and redemption price per share	$19.99

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statement of Operations
For the Six Months Ended
December 31, 2015
(Unaudited)
Investment Income:
Dividend income	$6,087,117
Interest income	19,864
Total investment income	6,106,981

Expenses:
Investment management fees (See Note 5)	3,478,773
Distribution expense – Class C (See Note 6)	2,870,940
Transfer agent fees and expenses	268,009
Administration fees	215,121
Professional fees	82,676
Trustees’ fees and expenses	79,658
Accounting costs	61,209
Federal and state registration	41,732
Custody fees	33,876
Report to shareholders	23,992
Other	38,141
Total expenses	7,194,127
Net Investment loss	(1,087,146)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	25,969,202
Change in unrealized appreciation/depreciation on investments	(90,646,722)
Net realized and unrealized loss on investments	(64,677,520)
Net Decrease in Net Assets Resulting from Operations	$(65,764,666)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
Operations:
Net investment loss	$(1,087,146)	$(4,524,627)
Net realized gain on investments	25,969,202	110,409,674
Change in unrealized appreciation/depreciation on investments	(90,646,722)	(41,096,636)
Net Increase (decrease) in net assets resulting from operations	(65,764,666)	64,788,411

Distributions to Class C Shareholders
from Net Realized Gains	(80,881,449)	(7,255,747)
Distributions to Adviser Class Shareholders
from Net Realized Gains	(14,926,019)	(1,274,358)
Total distributions to shareholders	(95,807,468)	(8,530,105)

Net increase in net assets from
Fund share transactions (See Note 7)	43,546,250	27,992,318

Total Increase (Decrease) in Net Assets:	(118,025,884)	84,250,624

Net Assets:
Beginning of period	770,402,000	686,151,376
End of period	$652,376,116	$770,402,000
Accumulated net investment loss	$(3,298,185)	$(2,211,039)

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value –
Beginning of Period	$21.40		$19.82	$16.28	$13.06	$12.99	$10.26
Investment Operations:
Net investment loss(1)	(0.05)		(0.16)	(0.15)	(0.10)	(0.07)	(0.11)
Net realized and unrealized
gain (loss) on investments	(1.80)		1.99	3.69	3.32	0.14	2.84
Total from investment operations	(1.85)		1.83	3.54	3.22	0.07	2.73
Distributions from net
realized gain on investments	(2.89)		(0.25)	—	—	—	—
Net Asset Value –
End of Period	$16.66		$21.40	$19.82	$16.28	$13.06	$12.99
Total Return++	(9.04	)%*	9.24%	21.74%	24.66%	0.54%	26.61%
Ratios (to average net assets)/
Supplement Data:
Expenses	2.24	%**	2.26%	2.27%	2.30%	2.31%	2.29%
Net investment loss	(0.49	)%**	(0.78)%	(0.84)%	(0.67)%	(0.59)%	(0.87)%
Portfolio turnover rate(2)	26.66%		57.57%	51.49%	44.43%	38.96%	39.28%
Net asset at end of
period (000 omitted)	$537,890		$618,561	$587,383	$522,348	$470,528	$548,301

*	Not annualized.
**	Annualized.
++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the
	Six Months	For the	For the		For the	For the	For the
	Ended	Year	Year		Year	Year	Year
	Dec. 31,	Ended	Ended		Ended	Ended	Ended
	2015	June 30,	June 30,		June 30,	June 30,	June 30,
	(Unaudited)	2015	2014		2013	2012	2011
Net Asset Value –
Beginning of Period	$24.94	$22.83	$18.59		$14.80	$14.61	$11.45
Investment Operations:
Net investment gain (loss)(1)	0.06	0.05	0.02		0.01	0.02	(0.02)
Net realized and unrealized
gain (loss) on investments	(2.12)	2.31	4.22		3.78	0.17	3.18
Total from investment operations	(2.06)	2.36	4.24		3.79	0.19	3.16
Distributions from net
realized gain on investments	(2.89)	(0.25)	—		—	—	—
Net Asset Value –
End of Period	$19.99	$24.94	$22.83		$18.59	$14.80	$14.61
Total Return	(8.60)%*	10.35%	22.81%		25.61%	1.30%	27.60%
Ratios (to average net assets)/
Supplement Data:
Expenses	1.24%**	1.26%	1.34	%(2)	1.55%	1.56%	1.54%
Net investment income (loss)	0.51%**	0.22%	0.09%		0.08%	0.16%	(0.12)%
Portfolio turnover rate(3)	26.66%	57.57%	51.49%		44.43%	38.96%	39.28%
Net asset at end of
period (000 omitted)	$114,486	$151,841	$98,768		$70,294	$59,250	$65,043

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	The Board voted to eliminate the 12b-1 Plan for the Adviser Class effective October 31, 2013 and the 0.25% 12b-1 fee was discontinued.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN ALL CAP VALUE FUND

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OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

40	Expense Example

43	Schedule of Investments

46	Statement of Assets
and Liabilities

48	Statement of Operations

49	Statements of Changes
in Net Assets

50	Financial Highlights

OLSTEIN STRATEGIC OPPORTUNITIES FUND

OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the six-month period ended December 31, 2015, load-waived Class A shares of the Olstein Strategic Opportunities Fund depreciated 14.75%, while, over the same time period, the Russell 2500™ Value Index decreased 7.07% and the Russell 2500™ Index decreased 7.36%. For the three years ended December 31, 2015, load-waived Class A shares of the Olstein Strategic Opportunities Fund had an average annual return of 11.08%, compared to average annual returns of 10.51% for the Russell 2500™ Value Index and 12.46% for the Russell  2500™ Index over the same time period.

OUTLOOK & STRATEGY

Throughout the Fund’s history a combination of unfavorable macroeconomic events such as the current slowdown in China’s economic growth, falling oil prices and rising U.S. interest rates, tend to overwhelm equity markets and hit a value-oriented portfolio of small- to mid-sized companies, (such as the Fund’s), particularly hard resulting in short-term underperformance.  At the same time, however, increased negative market volatility can create favorable opportunities for the Fund to buy good companies at what we believe are bargain prices.  In the current environment, many investors are reacting to negative news without regard for company fundamentals.  Although we are identifying a plethora of good companies that, in our opinion, are creating

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Fund Class A return as of 12/31/15 for the one-year period, five-year period, and since inception (11/1/06), assuming deduction of the maximum Class A sales charge of 5.50%, was -19.13%, 7.88% and 5.85%, respectively. Per the Fund’s 10/31/15 prospectus, the Fund’s Class A expense ratio was 1.60%. Expense ratios for other share classes will vary. Performance for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

long-term value during these challenging times, their value creation is being ignored by a focus on what we believe are short term negative economic events rather than long term fundamental issues that affect intrinsic values.

Throughout the Fund’s history, Wall Street’s obsessive focus on short-term events has produced significant opportunities for the Fund to profit from pessimism as deviations between stock prices and company valuations increase dramatically.  However, patience is required for the price discounts to close when and if it becomes apparent to the general public that a company’s long-term ability to produce normalized free cash flow is not being valued correctly.  We continue to seek and invest in companies that we believe have an ability to deliver long-term value to their shareholders that, in many cases, is not currently recognized by the market.  We believe it is important to weather market events and periods of short-term volatility by favoring the equities of financially strong companies with stable or growing free cash flow, run by managements that have a demonstrated history of deploying cash to the benefit of shareholders.

PORTFOLIO AND PERFORMANCE REVIEW

At December 31, 2015, the Fund’s portfolio consisted of 40 holdings with an average weighted market capitalization of $2.10 billion.  Throughout the reporting period ended December 31, 2015, we continued to modify the portfolio in light of the volatility in the overall market.  By paying strict attention to our company valuations, we reduced or eliminated positions in which the discounts from our calculation of intrinsic value were no longer large enough to justify the size of our position. At the same time, we increased or added new positions in what we believe to be well run, conservatively capitalized companies selling at a significant discount to our calculation of intrinsic value.

During the six-month period ended December 31, 2015, the Fund initiated positions in three companies and strategically added to established positions in another eight companies.  Positions initiated during the reporting period include: Hibbett Sports Inc., Kennametal Inc., and Zebra Technologies Corp.

During the six-month period ended December 31, 2015, the Fund eliminated its holdings in fourteen companies and strategically reduced its holdings in another three companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels, or where, in our opinion, changing conditions or new information resulted in additional risk and/or reduced appreciation potential. We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  During the reporting period, the Fund eliminated its holdings in: The ADT Corp., ABM Industries, Inc., Dorman Products Inc., Entegris Inc., Express

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Inc., First Niagara Financial Group, Fox Factory Holding Corp., Integra LifeSciences Corp., Kadant Inc., Macy’s Inc., Sealed Air Corp., Smith & Wesson Holding Corp., Teradata Corp., and UniFirst Corp.

Our Leaders

The stocks which contributed positively to performance for the six month reporting period include: Blount International, Cynosure Inc., Standard Motor Products, The Wendy’s Company, and Fox Factory Holding Corp.  As of the close of the reporting period the Fund continued to maintain positions in Blount International, Cynosure, Standard Motor Products and The Wendy’s Company.  During the reporting period the Fund liquidated its position in Fox Factory Holding Corp. as the price of the company’s stock reached our valuation level.

Our Laggards

Laggards during the six month reporting period included: Joy Global, Spirit Airlines, Dillard’s Inc., Teradata Corp., and Wesco International.  During the reporting period we liquidated our holdings in Teradata Corp because we felt that management’s failure to adequately prepare for shifts in the competitive landscape would adversely affect future sales in general and expected replacement cycle sales in particular.  At the close of the reporting period, the Fund continued to maintain positions in Joy Global, Spirit Airlines, Dillard’s and Wesco International.

REVIEW OF ACTIVIST HOLDINGS

As of December 31, 2015, the Fund was invested in thirteen activist situations, which represented approximately 36% of the Fund’s equity investments, and four of its top ten holdings.  In general, these situations fit our definition of an activist investment where Olstein Capital Management or an outside investor, usually a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

Examples of the Fund’s activist holdings are environmental technology company, CECO Environmental, energy and water resources technology and services company, Itron; money management firms, Janus Capital Group and Legg Mason Inc.; multi-channel retailer, Land’s End; kitchenware and housewares manufacturer, Lifetime Brands Inc.; glass container manufacturer, Owens-Illinois; specialty eatery, Potbelly Inc.; specialty retailer of nutritional products, Vitamin Shoppe Inc.; fast-food restaurant  chain, The Wendy’s Company; and industrial equipment supplier, WESCO International.  We continue to monitor the progress of our activist holdings as the companies

OLSTEIN STRATEGIC OPPORTUNITIES FUND

and activist investors work to increase shareholder value through a specific plan for improving operating results and free cash flow.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future free cash flow.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?”  Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time (two years or less), notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for free cash flow to start improving if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

STAYING FOCUSED ON FREE CASH FLOW

A critical element of our analytical process during periods of excessive market volatility is our ability to identify and separate those factors likely to affect a company’s future prosperity -- its future free cash flow -- from the excessive noise and fear that characterizes turbulent market environments.  We filter and eliminate a great deal of noise, mainly the onslaught of market and top-down economic news, forecasts and data, by focusing on the resiliency of a company’s business model in both favorable and unfavorable economic environments. In this regard, there is one valuation metric in particular that strikes us as extremely important during turbulent times: a company’s free cash flow yield.

For us, current and/or future free cash flow yield is one of the most important metrics for identifying undervalued companies.  In simple terms free cash flow yield is a company’s total free cash flow divided by its market capitalization (or its free cash flow per share divided by its price per share).  More importantly, if an investor believes, as we do, that a company’s free cash flow is the primary determinant of its value as an ongoing enterprise, then free cash flow yield provides a practical measure of expected future returns.  Free cash flow is the net income of a company plus depreciation and amortization minus capital expenditures and finally taking into account the changes in working capital required to run the business.  Free cash flow is a specific concept that allows an investor to determine the true amount of cash available for discretionary use by management to enhance shareholder value.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

We believe that a company with a free cash flow yield well above the risk-free rate of return (which we define as three- and five-year U.S. Treasuries yields which are, as of February 10, 2016, approximately 0.79% and 1.09%, respectively) combined with a demonstrated ability to either reinvest excess cash at higher rates of return than the risk free rate, or use that excess cash to enhance shareholder value via share buy backs or increasing dividends should prove to be a superior, high-quality investment over time.  The Fund’s top ten holdings as of December 31, 2015, which account for approximately 37% of equity investments, had an average free cash flow yield of 10.01% as of February 10, 2016.

Calculating free cash flow yield and identifying a suitable number of companies with a cash flow yield well in excess of the risk free rate (our current target range for cash flow yield is 8% - 10% or greater) for further analysis is the easy part of the process.  The more complex analysis lies in the forensic analysis of company financial statements, public filings, shareholder communications and footnotes to determine the quality of a company’s earnings, and make any adjustments to reported earnings that we believe may mask or obscure the company’s true cash flow potential.  To reliably estimate a company’s normalized future free cash flow we must fully understand its business model as well as the success of its strategy, the sustainability of its performance and the impact of management decisions on future cash flow.  Our analysis not only seeks to determine how stable a company’s cash flow is, but also if we can estimate its future cash flows with a high degree of predictability.  Through our analysis we seek to answer several important questions such as: Does the company’s business model produce consistent results with a predictable cost structure?  Does the company have a unique niche relative to its competitors that leads to dependable revenues?  Does the company have proven products with a well-defined market?

While cash flow yield may indicate a significant potential for capital appreciation, assessing how management has historically used free cash flow to benefit shareholders becomes a critical part of our analysis as well.  We assess whether management has consistently used free cash flow to improve the company’s financial strength by improving the balance sheet or reducing debt levels.  We determine if management has a proven track record of reinvesting in the business at suitable rates of return on investment or returning free cash to investors through increased dividends or share buybacks.  We assess management by studying their past decisions, future plans, the conservatism and strength of the balance sheet, as well as the economic reality of the financial statements.  Our assessment of management is one of our key components we consider when calculating the intrinsic value of a company.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

As we have said many times before, free cash flow is the lifeblood of a business and companies that generate excess cash flow also have the potential to enhance shareholder value by increasing dividend payments, repurchasing company shares, reducing outstanding debt, and engaging in strategic acquisitions.  In addition, free cash flow companies often attract private equity and/or acquirers.  For us, superior investment opportunities are found in companies that: generate sustainable excess cash flow; that are led by managements who use that excess cash in ways that will increase shareholder value; and that we can buy at a significant discount to our determination of their intrinsic value.  Free cash flow yield provides a valuable tool for helping identify and analyze such companies by providing a meaningful way, in an uncertain market environment, to contrast a company’s financial performance – its ability to produce a cash return that benefits shareholders – to the risk free rate.  We believe a fundamental financial statement analysis on a company-by-company basis, rather than reacting to overall market sentiment, increases the probability of producing long-term returns for our shareholders.  In essence, we focus on the cash return the Fund can expect from owning a share of a business and whether that return compensates the Fund sufficiently (in excess of the risk-free rate) for the risk of investing in it.

FINAL THOUGHTS

We are not oblivious to the issues affecting the overall economic environment and outlook, and recognize that macro-economic factors and other newsworthy events can exert extreme short-term influence over equity prices from time to time.  However, we are more concerned with how individual companies operate under all types of economic conditions and cycles, and their long term ability to generate and/or grow future excess cash flow which the market is not valuing correctly.  We believe it is an important job of company management to adequately anticipate and plan for the impact of varying macro-economic shifts on their business and its ability to generate sustainable free cash flow.  Based on our forensic analysis of a company’s financial statements, we judge its resiliency in the face of macro-economic shifts and shocks and incorporate that judgment into our normalized cash flow projections and thus our calculation of intrinsic value.

Since we launched the Olstein Strategic Opportunities Fund more than eight years ago, we have identified many small- to mid-sized companies that have successfully navigated turbulent economic times to adapt, invest, grow, and restructure for the future.  As economic news and events overwhelm equity markets from time to time, we believe it is critical to remain focused on company fundamentals as we wait for equity markets to regain a balanced perspective.  We remind you that, as past experience proves, patience can

OLSTEIN STRATEGIC OPPORTUNITIES FUND

provide generous opportunities for the diligent investor.  We intend to stay the course since we are invested in a portfolio of companies that we believe have the financial strength to ride out current market jitters, while offering favorable long-term business prospects that in our opinion are not being properly valued by the market.  We value your trust and our money is invested alongside yours.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change. Do not make investments based on the securities referenced. A full schedule of Fund holdings as of 12/31/15 is contained in this report, and is subject to change. This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of the Olstein Funds and should be read carefully before investing. A current prospectus may be obtained by calling (800) 799-2113 or visiting the Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance. These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “SMID” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2,500

OLSTEIN STRATEGIC OPPORTUNITIES FUND

of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Past performance does not guarantee future results. Index returns do not reflect payment of any expenses, fees or sales charges an investor would pay to purchase the securities the Index represents. Such costs would lower performance. An investor cannot invest directly in an index.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund

Expense Example as of December 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1) (except Adviser Class), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 – December 31, 2015.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Strategic Opportunities Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/15	12/31/15	7/1/15 – 12/31/15
Actual
Class A	$1,000.00	$ 852.50	$ 7.45
Class C	$1,000.00	$ 848.90	$10.92
Adviser Class	$1,000.00	$ 853.20	$ 6.29

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,017.09	$ 8.11
Class C	$1,000.00	$1,013.32	$11.89
Adviser Class	$1,000.00	$1,018.35	$ 6.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.60%, 2.35% and 1.35% for Class A, Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 184/366.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Allocation of Portfolio Assets as a percentage of investments

December 31, 2015 (Unaudited)

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund

Schedule of Investments as of December 31, 2015 (Unaudited)

COMMON STOCKS – 98.7%

AEROSPACE & DEFENSE – 2.5%	Shares	Value
Esterline Technologies Corporation (a)	48,000	$3,888,000

AIRLINES – 4.4%
Spirit Airlines, Inc. (a)	167,700	6,682,845

AUTO COMPONENTS – 3.2%
Miller Industries, Inc.	128,000	2,787,840
Standard Motor Products, Inc.	56,900	2,165,045
		4,952,885
AUTO MANUFACTURERS – 2.7%
Oshkosh Corporation	104,000	4,060,160

BANKS – 1.3%
TowneBank	92,000	1,920,040

CAPITAL MARKETS – 6.8%
Janus Capital Group Inc.	360,000	5,072,400
Legg Mason, Inc.	136,000	5,335,280
		10,407,680
CHEMICALS – 2.0%
Sensient Technologies Corporation	49,000	3,078,180

COMMERCIAL SERVICES & SUPPLIES – 2.8%
Brady Corporation – Class A	188,000	4,320,240

COMMUNICATIONS EQUIPMENT – 1.3%
Harmonic Inc. (a)	480,000	1,953,600

CONTAINERS & PACKAGING – 2.7%
Owens-Illinois, Inc. (a)	233,000	4,058,860

ELECTRONIC EQUIPMENT & INSTRUMENTS – 9.8%
Daktronics, Inc.	443,000	3,862,960
GSI Group Inc. (a)(b)	278,000	3,786,360
Itron, Inc. (a)	95,000	3,437,100
Keysight Technologies, Inc. (a)	139,000	3,937,870
		15,024,290

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 98.7% – continued

ENVIRONMENTAL CONTROL – 3.0%	Shares	Value
CECO Environmental Corp.	590,000	$4,531,200

HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%
Cynosure Inc. – Class A (a)	56,000	2,501,520

HEALTH CARE PROVIDERS & SERVICES – 2.3%
Patterson Companies Inc.	77,000	3,481,170

HOUSEHOLD DURABLES – 5.8%
Harman International Industries, Incorporated	56,000	5,275,760
Lifetime Brands, Inc.	268,000	3,553,680
		8,829,440
INDUSTRIAL EQUIPMENT WHOLESALE – 3.3%
WESCO International, Inc. (a)	117,000	5,110,560

INTERNET & CATALOG RETAIL – 1.7%
Lands’ End, Inc. (a)	111,000	2,601,840

MACHINERY – 9.6%
Blount International, Inc. (a)	240,000	2,354,400
Federal Signal Corporation	170,000	2,694,500
Joy Global Inc.	216,000	2,723,760
Kennametal Inc.	85,000	1,632,000
Regal Beloit Corporation	91,000	5,325,320
		14,729,980
MULTILINE RETAIL – 3.1%
Dillard’s, Inc. – Class A	71,000	4,665,410

OFFICE ELECTRONICS – 2.5%
Zebra Technologies Corporation – Class A (a)	55,000	3,830,750

RESTAURANTS – 5.6%
Potbelly Corporation (a)	332,000	3,887,720
The Wendy’s Company	430,000	4,631,100
		8,518,820
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.6%
Vishay Intertechnology, Inc.	332,000	4,000,600

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 98.7% – continued

SOFTWARE – 1.0%	Shares	Value
VASCO Data Security International, Inc. (a)	92,800	$1,552,544

SPECIALTY RETAIL – 10.4%
Big Lots, Inc.	86,000	3,314,440
DSW Inc. – Class A	214,300	5,113,198
Hibbett Sports Inc. (a)	52,000	1,572,480
Vitamin Shoppe, Inc. (a)	178,000	5,820,600
		15,820,718
TRANSPORTATION EQUIPMENT – 6.7%
The Greenbrier Companies, Inc.	197,000	6,426,140
Wabash National Corporation (a)	323,000	3,821,090
		10,247,230
TOTAL COMMON STOCKS (Cost $174,692,065)		150,768,562

SHORT-TERM INVESTMENTS – 1.4%

MONEY MARKET MUTUAL FUNDS (c) – 1.4%
Fidelity Institutional Money Market Portfolio – Class I, 0.11%	275,708	275,708
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.17%	1,872,635	1,872,635
		2,148,343
TOTAL SHORT-TERM INVESTMENTS (Cost $2,148,343)		2,148,343

TOTAL INVESTMENTS – 100.1%
(Cost $176,840,408)		152,916,905
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(155,956)
TOTAL NET ASSETS – 100.0%		$152,760,949

(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of December 31, 2015 (Unaudited)

Assets:
Investments, at value (at cost $176,840,408)	$152,916,905
Receivable for securities sold	264,984
Receivable for capital shares sold	1,803,478
Dividends and interest receivable	65,239
Other assets	50,063
Total Assets	155,100,669

Liabilities:
Payable for capital shares redeemed	2,046,667
Payable to Investment Manager (See Note 5)	83,473
Distribution expense payable	119,062
Payable for trustees’ fees and expenses	9,864
Accrued expenses and other liabilities	80,654
Total Liabilities	2,339,720
Net Assets	$152,760,949

Net Assets Consist of:
Capital stock	$181,897,900
Accumulated net investment loss	(486,597)
Accumulated net realized loss on investments sold	(4,726,851)
Net unrealized depreciation on investments	(23,923,503)
Total Net Assets	$152,760,949

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$55,891,923
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,080,735
Net asset value, offering and redemption price per share	$13.70
Maximum offering price per share	$14.50

CLASS C:
Net Assets	$39,462,922
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,128,408
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$12.61

ADVISER CLASS:
Net Assets	$57,406,104
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,184,856
Net asset value, offering and redemption price per share	$13.72

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statement of Operations

For the Six Months Ended
December 31, 2015
(Unaudited)
Investment Income:
Dividend income	$1,122,420
Interest income	3,498
Total investment income	1,125,918

Expenses:
Investment management fees (See Note 5)	963,210
Distribution expense – Class A (See Note 6)	96,430
Distribution expense – Class C (See Note 6)	215,020
Transfer agent fees and expenses	137,134
Administration fees	72,130
Professional fees	56,750
Federal and state registration	38,894
Accounting costs	30,198
Trustees’ fees and expenses	24,756
Custody fees	13,208
Report to shareholders	10,364
Interest expense (See Note 8)	732
Other	8,340
Total expenses	1,667,166
Expense reimbursement by Investment Manager (See Note 5)	(54,651)
Net expenses	1,612,515
Net Investment loss	(486,597)

Realized and Unrealized Loss on Investments:
Realized gain on investments	2,550,014
Change in unrealized appreciation/depreciation on investments	(34,121,812)
Net realized and unrealized loss on investments	(31,571,798)
Net Decrease in Net Assets Resulting from Operations	$(32,058,395)

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the
	Six Months Ended	For the
	December 31, 2015	Year Ended
	(Unaudited)	June 30, 2015
Operations:
Net investment loss	$(486,597)	$(1,208,436)
Net realized gain on investments	2,550,014	14,157,607
Change in unrealized appreciation/depreciation on investments	(34,121,812)	(6,614,275)
Net Increase (decrease) in net assets resulting from operations	(32,058,395)	6,334,896

Distributions to Class A Shareholders
from Net Realized Gains	(5,532,764)	(10,294,975)
Distributions to Class C Shareholders
from Net Realized Gains	(4,064,378)	(3,101,269)
Distributions to Adviser Class Shareholders:
from Net Realized Gains	(5,441,083)	—
Total distributions to shareholders	(15,038,225)	(13,396,244)

Net increase (decrease) in net assets from
Fund share transactions (See Note 7)	(26,001,342)	119,097,222

Total Increase (Decrease) in Net Assets:	(73,097,962)	112,035,874

Net Assets:
Beginning of period	$225,858,911	113,823,037
End of period	$152,760,949	$225,858,911
Accumulated net investment income (loss)	$(486,597)	$—

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value –
Beginning of Period	$17.71		$18.34	$15.35	$11.60	$11.79	$8.57
Investment Operations:
Net investment loss(1)	(0.03)		(0.11)	(0.12)	(0.09)	(0.07)	(0.10)
Net realized and unrealized
gain (loss) on investments	(2.56)		1.35	4.06	3.84	(0.12)	3.32
Total from investment operations	(2.59)		1.24	3.94	3.75	(0.19)	3.22
Distributions from net
realized gain on investments	(1.42)		(1.87)	(0.95)	—	—	—
Net Asset Value –
End of Period	$13.70		$17.71	$18.34	$15.35	$11.60	$11.79
Total Return++	(14.75	)%*	7.19%	26.25%	32.33%	(1.61)%	37.57%
Ratios (to average net assets)/
Supplement Data:
Ratio of expenses:
Before expense waiver and/or recoupment	1.66	%**	1.59%	1.60%	1.76%	1.98%	2.06%
After expense waiver and/or recoupment	1.60	%**	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(0.49	)%**	(0.60)%	(0.69)%	(0.80)%	(1.02)%	(1.37)%
After expense waiver and/or recoupment	(0.43	)%**	(0.61)%	(0.69)%	(0.64)%	(0.64)%	(0.91)%
Portfolio turnover rate(2)	29.06%		51.68%	60.25%	39.95%	47.53%	61.37%
Net asset at end of
period (000 omitted)	$55,892		$127,928	$87,456	$42,158	$17,936	$13,604

*	Not annualized.
**	Annualized.
++	Total Returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the
	Six Months		For the	For the	For the	For the	For the
	Ended		Year	Year	Year	Year	Year
	Dec. 31,		Ended	Ended	Ended	Ended	Ended
	2015		June 30,	June 30,	June 30,	June 30,	June 30,
	(Unaudited)		2015	2014	2013	2012	2011
Net Asset Value –
Beginning of Period	$16.50		$17.33	$14.66	$11.16	$11.43	$8.37
Investment Operations:
Net investment loss(1)	(0.09)		(0.23)	(0.23)	(0.18)	(0.15)	(0.17)
Net realized and unrealized
gain (loss) on investments	(2.38)		1.27	3.85	3.68	(0.12)	3.23
Total from investment operations	(2.47)		1.04	3.62	3.50	(0.27)	3.06
Distributions from net
realized gain on investments	(1.42)		(1.87)	(0.95)	—	—	—
Net Asset Value –
End of Period	$12.61		$16.50	$17.33	$14.66	$11.16	$11.43
Total Return++	(15.11	)%*	6.41%	25.28%	31.36%	(2.36)%	36.56%
Ratios (to average net assets)/
Supplement Data:
Ratio of expenses:
Before expense waiver and/or recoupment	2.41	%**	2.34%	2.35%	2.51%	2.73%	2.81%
After expense waiver and/or recoupment	2.35	%**	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment	(1.24	)%**	(1.35)%	(1.44)%	(1.55)%	(1.77)%	(2.12)%
After expense waiver and/or recoupment	(1.18	)%**	(1.36)%	(1.44)%	(1.39)%	(1.39)%	(1.66)%
Portfolio turnover rate(2)	29.06%		51.68%	60.25%	39.95%	47.53%	61.37%
Net asset at end of
period (000 omitted)	$39,463		$46,193	$26,367	$13,286	$8,993	$9,493

*	Not annualized.
**	Annualized.
++	Total Returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

Olstein Strategic Opportunities Fund
Financial Highlights

Adviser Class

	For the
	Six Months Ended	May 11, 2015(1)
	December 31, 2015	Through
	(Unaudited)	June 30, 2015
Net Asset Value – Beginning of Period	$17.72	$18.47
Investment Operations:
Net investment loss(2)	(0.01)	(0.00)
Net realized and unrealized
loss on investments	(2.57)	(0.75)
Total from investment operations	(2.58)	(0.75)
Distributions from net realized gain on investments	(1.42)	—
Net Asset Value – End of Period	$13.72	$17.72

Total Return*	(14.68)%	(4.06)%
Ratios (to average net assets)/
Supplement Data:
Ratio of expenses:
Before expense waiver and/or recoupment**	1.41%	1.31%
After expense waiver and/or recoupment**	1.35%	1.35%
Ratio of net investment loss:
Before expense waiver and/or recoupment**	(0.24)%	(0.10)%
After expense waiver and/or recoupment**	(0.18)%	(0.14)%
Portfolio turnover rate(3)	29.06%	51.68%
Net asset at end of period (000 omitted)	$57,406	$51,738

*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements (Unaudited)

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  Each Fund is a diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995, and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and were subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6 through October 30, 2013 and was eliminated thereafter.  The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.  The Strategic Fund offered a third class of shares, Adviser Class shares, on April 28, 2015, which were initially sold on May 11, 2015.

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2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

Security Valuation.  The Funds’ equity securities, except securities reported on the NASDAQ NMS or Small Cap exchanges, are valued at their fair value as determined by their last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ NMS or Small Cap exchanges are valued at the NASDAQ Official Closing Price (“NOCP”).  Lacking any sales, the security is valued at the mean between the closing bid and asked prices.  The value of securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees (the “Board”).  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$155,804,033	$—	$—	$155,804,033
Industrials	150,311,406	—	—	150,311,406
Financials	116,125,685	—	—	116,125,685
Information Technology	102,472,190	—	—	102,472,190
Health Care	70,659,940	—	—	70,659,940
Materials	27,356,660	—	—	27,356,660
Consumer Staples	14,806,220	—	—	14,806,220
Energy	779,500	—	—	779,500
Total Equity	638,315,634	—	—	638,315,634
Short-Term Investments	19,875,856	—	—	19,875,856
Total Investments in Securities	$658,191,490	$—	$—	$658,191,490

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	Level 1	Level 2	Level 3	Total
Strategic Fund
Equity
Industrials	$64,794,275	$—	$—	$64,794,275
Consumer Discretionary	45,389,113	—	—	45,389,113
Information Technology	15,137,724	—	—	15,137,724
Financials	12,327,720	—	—	12,327,720
Materials	7,137,040	—	—	7,137,040
Health Care	5,982,690	—	—	5,982,690
Total Equity	150,768,562	—	—	150,768,562
Short-Term Investments	2,148,343	—	—	2,148,343
Total Investments in Securities	$152,916,905	$—	$—	$152,916,905

There were no transfers between levels during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after December 31, 2015 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

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Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.  Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis deemed fair and equitable by the Trustees.

3	Purchases and Sales of Investment Securities During the six months ended December 31, 2015, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$178,372,149	$217,147,671
Strategic Fund	$ 54,151,113	$ 92,105,234

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

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4	Tax Information At June 30, 2015, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$696,609,195	$214,312,038
Gross unrealized appreciation	$101,191,816	$21,797,223
Gross unrealized depreciation	(25,366,870)	(12,276,942)
Net unrealized appreciation	$75,824,946	$9,520,281
Undistributed ordinary income	—	802,207
Undistributed long-term capital gain	74,725,392	7,637,181
Total distributable earnings	74,725,392	8,439,388
Other accumulated losses	$(2,211,039)	$—
Total accumulated gains	$148,339,299	$17,959,669

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales for the All Cap Value Fund and the Strategic Fund.
During the year ended June 30, 2015, the All Cap Value Fund utilized capital loss carryforwards of $27,583,365.
At June 30, 2015, the Funds deferred, on a tax basis, post-December ordinary late-year losses of:

All Cap Value Fund	$2,211,039
Strategic Fund	$—

The tax components of dividends paid by the Funds during the periods ended December 31, 2015 and June 30, 2015 were as follows:

	Six Months Ended	Year Ended
All Cap Value Fund	December 31, 2015	June 30, 2015
Ordinary Income	$—	$—
Long-Term Capital Gain	$95,807,468	$8,530,105
Strategic Fund
Ordinary Income	$3,630,363	$1,555,802
Long-Term Capital Gain	$11,407,862	$11,840,442

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2015.

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The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2012 through June 30, 2015. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of and for the year ended June 30, 2015.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 billion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the six months ended December 31, 2015, the All Cap Value Fund incurred investment management fees of $3,478,773, with $558,865 payable to the Investment Manager as of December 31, 2015.  For the same period, the Strategic Fund incurred management fees of $963,210, with $83,473 net payable to the Investment Manager as of December 31, 2015.  The Investment Manager receivables and payables are settled monthly.  The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2016 and may be continued thereafter.  The Investment Manager may seek reimbursement

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of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.  The Investment Manager waived $54,651 in fees and expenses during the six months ended December 31, 2015.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2016	$60,142
2017	2,278
2018	54,651
Total	$117,071

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C shares is 1.00%, per annum of the Fund’s average daily net assets of Class C shares.  The Board voted to terminate the 12b-1 Plan for the Adviser Class shares, effective October 31, 2013.  For the six months ended December 31, 2015, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plan were $2,870,940 for Class C shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the six months ended December 31, 2015, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $96,430 for Class A shares and $215,020 for Class C shares.  For the

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six months ended December 31, 2015, Olstein retained $12,120 from sales charges on the Strategic Fund Class A shares.  During the six months ended December 31, 2015, Olstein received contingent deferred sales charges from redeeming shareholders in the amounts of $7,950 and $3,272 for the All Cap Value Fund and the Strategic Fund, respectively.

During the six months ended December 31, 2015, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At December 31, 2015, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Six Months Ended		Year Ended
	December 31, 2015		June 30, 2015
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	622,040	$11,662,339	938,634	$19,869,007
Shares issued to shareholders
in reinvestment of distributions	4,439,716	76,185,538	325,544	6,895,036
Shares redeemed	(1,673,514)	(32,747,116)	(1,997,829)	(42,109,641)
Net increase (decrease)	3,388,242	$55,100,761	(733,651)	$(15,345,598)

Shares Outstanding:
Beginning of period	28,905,243		29,638,894
End of period	32,293,485		28,905,243

	Six Months Ended		Year Ended
	December 31, 2015		June 30, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	835,286	$19,688,002	2,403,340	$59,270,999
Shares issued to shareholders
in reinvestment of distributions	685,563	14,108,877	43,321	1,063,522
Shares redeemed	(1,881,355)	(45,351,390)	(684,603)	(16,996,605)
Net increase (decrease)	(360,506)	$(11,554,511)	1,762,058	$43,337,916

Shares Outstanding:
Beginning of period	6,088,012		4,325,954
End of period	5,727,506		6,088,012
Total Net Increase		$43,546,250		$27,992,318

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Strategic Fund

	Six Months Ended		Year Ended
	December 31, 2015		June 30, 2015
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	751,957	$12,019,016	6,495,344	$118,003,318
Shares issued to shareholders
in reinvestment of distributions	370,204	5,134,729	574,233	9,733,245
Shares redeemed	(4,263,538)	(69,591,490)	(4,616,441)	(83,856,016)
Net increase (decrease)	(3,141,377)	$(52,437,745)	2,453,136	$43,880,547

Shares Outstanding:
Beginning of period	7,222,112		4,768,976
End of period	4,080,735		7,222,112

	Six Months Ended		Year Ended
	December 31, 2015		June 30, 2015
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	438,514	$6,383,219	1,321,449	$22,536,637
Shares issued to shareholders
in reinvestment of distributions	288,948	3,692,754	180,165	2,857,420
Shares redeemed	(398,041)	(5,563,192)	(223,948)	(3,732,058)
Net increase	329,420	$4,512,781	1,277,666	$21,661,999

Shares Outstanding:
Beginning of period	2,798,988		1,521,322
End of period	3,128,408		2,798,988

			May 11, 2015 *
	Six Months Ended		through
	December 31, 2015		June 30, 2015
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	3,531,515	$57,315,663	2,927,941	$53,689,155
Shares issued to shareholders
in reinvestment of distributions	380,501	5,281,347	—	—
Shares redeemed	(2,647,717)	(40,673,388)	(7,383)	(134,479)
Net increase	1,264,298	$21,923,622	2,920,558	$53,554,676

Shares Outstanding:
Beginning of period	2,920,558		—
End of period	4,184,856		2,920,558
Total Net Increase (Decrease)		$(26,001,342)		$119,097,222

*	Commencement of operations.

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8
Line of Credit  The All Cap Value Fund and the Strategic Fund have uncommitted lines of credit of $50 million and $20 million, respectively, with U.S. Bank, N.A. (the “Bank”), which mature on May 17, 2016, to be used for liquidity purposes. To the extent that the line is utilized, it will be collateralized by securities in the Funds’ portfolios. The interest rate on any borrowings is the Bank’s announced prime rate, which was 3.50% on December 31, 2015.

During the six months ended December 31, 2015, the All Cap Value Fund did not draw upon the line of credit.  During the six months ended December 31, 2015, the Strategic Fund had average outstanding borrowings of $44,043 under the line of credit and paid a weighted average interest rate of 3.25%.  The maximum balance of borrowings during the period was $2,624,000.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

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Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by: (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

APPROVAL OF INVESTMENT ADVISORY
CONTRACTS FOR THE OLSTEIN FUNDS

At a meeting held on September 16, 2015, the Board of Trustees of The Olstein Funds renewed, for an additional year, the investment management agreements under which Olstein Capital Management, L.P. (“the Adviser”) manages the Olstein All Cap Value Fund (“All Cap Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”).  The renewals were

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approved by the full Board, as well as by the Trustees who are not “interested persons”(as such term is defined in the Investment Company Act of 1940, as amended) of The Olstein Funds and who are not parties to the investment management agreement or interested persons of any such party (“Independent Trustees”).  As part of the process of evaluating the renewal of the proposed investment management agreements, the Trustees considered information furnished throughout the year at regular Board meetings, as well as information that they specifically requested in connection with the proposed renewal. Such information included reports on each Fund’s investment performance, fees and expenses, portfolio composition, sales and redemptions along with related information about the scope and quality of services provided by the Adviser and periodic reports relating to portfolio management and compliance with each Fund’s investment policies and restrictions. The information specifically requested by the Board in connection with the proposed renewal included special reports based on information prepared by an independent third party comparing each Fund’s investment performance with relevant benchmark indices and with that of other comparable mutual funds, and comparing each Fund’s management fee and overall expense levels with those of other comparable mutual funds.

The Independent Trustees reviewed and discussed the materials provided by management in connection with the proposed renewals of the management agreements.  In considering the management agreements, the Independent Trustees relied on a memorandum provided by legal counsel, which set forth the Independent Trustees’ obligations under Section 15(c) of the Investment Company Act of 1940, as well as a grid which identified factors that the Independent Trustees should evaluate in determining whether to renew the management agreements.  The Independent Trustees discussed their responsibilities in connection with the proposed renewal of the agreements for the All Cap Fund and the Strategic Fund.

To determine whether to renew the management agreements, the Independent Trustees considered the following factors:  (1) the nature and quality of the services provided to the Funds by the Adviser; (2) each Fund’s performance compared to its respective benchmark indices and the performance of comparable funds; (3) information obtained by them during their periodic meetings with the Adviser’s portfolio managers and other staff members which allowed the Independent Trustees to judge the competence of the Adviser’s personnel and to determine their responsibilities and to evaluate their capabilities; (4) the Adviser’s costs for providing the services to the

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Funds and the profitability of the Funds’ business to the Adviser; (5) fees and expenses incurred by the Funds and their shareholders; (6) economies of scale in relation to the fee schedule payable by the Funds; and (7) an evaluation of soft dollar benefits and any other benefits received by the Adviser as a result of the relationship between the Funds and the Adviser.

In reviewing the nature and quality of services provided by the Adviser, the Independent Trustees recognized that the Olstein investment philosophy and the techniques by which the Adviser determines “private equity market valuation” and assesses a company’s “quality of earnings” represent a rare investment expertise and a dedication to detailed financial statement analysis not believed to be common among other investment management organizations.  The Independent Trustees believed that this investment philosophy and the foregoing techniques have had a positive effect on the Adviser’s ability to select investments and to estimate company valuations which, in turn, helped to determine appropriate times to purchase or sell investment securities.  The Independent Trustees recognized that Mr. Robert Olstein, the Adviser’s founder and Chief Investment Officer, is a well-known investment expert in the financial community who is recognized for his astute investment insights and experience in “looking behind the numbers” on financial statements.  Nonetheless, the Independent Trustees noted that Mr. Olstein is only one of seven investment professionals (including Mr. Eric Heyman, the Co-Portfolio Manager of the Funds) who work for the Funds on a full-time basis.  Accordingly, the Independent Trustees acknowledged that the Adviser devotes significant professional resources to the Funds.

The Independent Trustees also acknowledged that the Adviser provides “important ancillary services” to the Funds, such as providing: (i) support and compensation to key officers; (ii) vendor oversight; (iii) interaction with legal counsel and trustees; (iv) regulatory compliance services; (v) assistance to the selling dealer group with respect to broker presentations and conference calls; (vi) marketing material preparation and distribution; (vii) compilation and maintenance of relevant performance data; (viii) media relations; (ix) maintenance of the Funds’ website; and (x) payment of revenue sharing and other related fees to financial intermediaries and others out of the Adviser’s own resources.  In connection with these ancillary services, the Independent Trustees noted that the Adviser provides extensive monitoring and due diligence of key service providers.  The Independent Trustees were satisfied with such services.

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Because of the importance of investment performance to Fund shareholders, the Independent Trustees examined with some care the Funds’ performance against indices and against the investment performance of an appropriate peer group for each Fund.  In particular, the Independent Trustees examined the performance of the All Cap Fund (Class C) compared to a Lipper, Inc. peer group composed of all domestic equity funds with between $100 million and $1 billion in net assets.  The data provided in the Funds’ Board of Directors materials for the All Cap Fund showed that the Class C share performance through June 30, 2015 was in the following quartiles of its Lipper, Inc. peer group for the most recent one-year, three-year, five-year, ten-year, and fifteen-year time period, respectively:  1st, 2nd, 3rd, 4th and 2nd.  The results for the Adviser Class shares of the All Cap Fund were similar although not identical to those of the Class C shares, but slightly better due to a lower cost structure.

The Independent Trustees also reviewed the performance of the All Cap Fund through June 30, 2015 compared to the S&P 500® Index and the Russell 3000® Index.  The All Cap Fund Class C shares outperformed both of these indices for the one-year, three-year, fifteen-year, and “since inception” time periods, but had underperformed such indices for the five-year and ten-year time periods.  The performance of the All Cap Fund’s Adviser Class shares also outperformed these indices for the same time periods as the Class C shares had done.  The Independent Trustees observed that this comparison understated the performance results of the All Cap Fund shares because such performance results were net of fees, whereas the indices incur no fees.  The Independent Trustees found these favorable comparisons of investment performance to be gratifying.

The Independent Trustees also examined the All Cap Fund’s performance against a peer group (Large-Cap Blend) selected by Morningstar®.  Because the peer group selected by Morningstar® was not the same as the one selected by Lipper, Inc., the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the All Cap Fund Class C shares at June 30, 2015 were in the 1st quartile, 1st quartile, 2nd quartile, 4th quartile, and 1st quartile of performance for the one-year, three-year, five-year, ten-year, and fifteen-year time periods, respectively.  The Independent Trustees observed that the investment performance results for the All Cap Fund were improved over those of a year earlier and that such results were well above the median performance of the peer group.

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Based on risk-adjusted investment information provided by management of the Funds, the excellent investment performance results achieved by the All Cap Fund since inception were not obtained at the expense of undertaking substantial additional risk.  On the contrary, at June 30, 2015, according to information provided by the Adviser, the All Cap Fund had a Sharpe Ratio and a Sortino Ratio that were better than those of the indices.

Based on the foregoing factors, the Independent Trustees found that the short-term (one-year and three-year) and long-term (fifteen-year and “since inception”) performance results of the All Cap Fund were excellent but that the Fund’s performance in the five- and ten-year time periods was around median, or possible slightly below median, principally due to stock selection during the very difficult time period around the bear market of 2007-2009.  In addition to these excellent overall investment performance results, the Independent Trustees were also impressed with the Adviser’s dedication to its investment management style and practice to which it has adhered since inception, and also to its dedication to staff and to the staff’s contribution to the investment process as was evident from the Adviser’s refusal to reduce staff head count during the Great Recession.

The Independent Trustees also reviewed the performance through June 30, 2015 of the Strategic Fund (Class A) compared to a Lipper, Inc. peer group of all Small Cap Value funds with between $50 million and $350 million in net assets.  The Strategic Fund had performance which was in the 1st quartile of the Lipper, Inc. peer group in each of the one-year, three-year and five-year time periods.

The Independent Trustees also reviewed such Fund’s performance through June 30, 2015 compared to the S&P 500® Index and Russell 2500® Index.  The Class A shares and Class C shares of the Strategic Fund had outperformed the S&P 500® Index and the Russell 2500® Index for the three-year and five-year time periods; Class A shares had also outperformed both such indices “since inception”; and the Class C shares had outperformed the S&P 500® Index “since inception.”  As in the case of the All Cap Value Fund, the Independent Trustees observed that this comparison understated the performance results of the Strategic Fund shares because such performance results were net of fees, whereas the indices incur no fees.  The Independent Trustees found these favorable comparisons of investment performance to be very gratifying.

The Independent Trustees also examined the Strategic Fund against a peer group (Small Cap Blend) selected by Morningstar®.  Because the peer group

THE OLSTEIN FUNDS

selected by Morningstar® was not the same as the one selected by Lipper, Inc., the comparative results, although similar, were not identical.  As against the Morningstar® peer group, the Class C shares of the Strategic Fund at June 30, 2015 was in the third, third, and second quartiles for the one-year, three-year, and five-year time periods.  On balance, the Independent Trustees found the performance of the Strategic Fund to be above median and, as was true with respect to the All Cap Fund, they found that the good investment performance results of the Strategic Fund were not the result of excessive risk taking because the Sharpe Ratio and Sortino Ratio of the Strategic Fund compared favorably to those of the indices according to information provided by the Adviser.

The Independent Trustees then considered the Funds’ costs.  Prior to the meeting of the Funds’ Board of Directors, the Independent Trustees had reviewed a comparison of expenses and investment advisory fees provided by the Adviser which showed that the All Cap Fund’s total expense ratios were both in the highest quartile of such Fund’s Lipper, Inc. category (all domestic equity funds between $100 million and $1 billion in net assets).  The Trustees also noted that the Fund’s 1.00% advisory fee was in the highest quartile of its Lipper, Inc. category.  The Adviser told the Independent Trustees that it had no plans to limit expenses or waive any fee for the All Cap Fund.  The Independent Trustees acknowledged that the expense ratios and advisory fees were very high.  However, they noted that a contributing factor to the high expense ratio for the Class C shares was the high 12b-1 fee which management believed that the All Cap Fund had to charge to get competitive distribution opportunities.  The Independent Trustees believed that such 12b-1 fees helped shareholders in the long run.  Apropos of this observation, the Independent Trustees noted that the expense ratio for the Adviser Class shares was much closer to the Lipper, Inc. average expense ratio due to the absence of a 12b-1 fee for such class and was more comparable to the expense ratios of other funds without Class C shares.  Fund legal counsel pointed out that the 2014 decision to eliminate the 12b-1 fee for the All Cap Fund’s Adviser Class share meant that the Adviser was funding additional distribution costs for the Fund out of the Adviser’s own resources and that these payments, in effect, benefitted Fund shareholders.  The Independent Trustees appreciated this perspective on the fee structure and viewed the Adviser’s actions as consistent with a continuing industry trend toward lower fees.

The Independent Trustees also noted that the Adviser’s investment discipline relied heavily on company research and financial statement analysis to identify prospective purchases and sales of securities.  The Independent Trustees

THE OLSTEIN FUNDS

acknowledged that these activities are labor-intensive and that the Adviser’s approach required it to maintain a large staff of analysts and, therefore, to incur higher compensation expense than would otherwise be the case with a different or less rigorous investment approach.  Accordingly, after further discussion, the Independent Trustees concluded that the management fee was appropriate in light of the high quality of service provided by the Adviser, the excellent investment performance record of the All Cap Fund, and the dedication to the announced investment process demonstrated by the Adviser.

Because the Adviser obtains economies of scale with larger amounts of assets under management, the Trustees examined the current break points in the fee schedule for the All Cap Fund.  The Trustees expressed a hope that shareholders would be able to benefit from such break points if the All Cap Fund could achieve the necessary scale.

The Lipper, Inc. comparison of expenses and investment advisory fees for the Strategic Fund showed that the total expense ratios, after contractual fee waivers and recoupment of prior waivers were in the fourth (highest) quartile, the fourth quartile, and the third quartile, respectively, of such Fund’s Lipper, Inc. category (small cap value funds with between $50 million and $350 million in net assets).  The Independent Trustees also noted that the Strategic Fund’s 1.00% advisory fee was also in the third (second highest) quartile of its Lipper, Inc. category.  Acknowledging that the fees for the Strategic Fund were above median compared to those of its peers, the Independent Trustees nonetheless believed that the fee was appropriate in light of the high quality of service provided, the excellent investment performance record of the Fund, the expense limitation policy adopted by the Adviser, and the likelihood that the Fund’s expense ratio would decline over time as the Fund continued to grow.

The Independent Trustees also reviewed the Adviser’s audited financial statements for the fiscal year ended December 31, 2014 and the Adviser’s interim financial statements for the six months ended June 30, 2015.  With the assistance of independent legal counsel, the Independent Trustees examined trends in the Adviser’s financial operations during the past seven years and analyzed the Adviser’s profitability for the last three years.  The Adviser’s Section 15(c) materials in recent years reported the many steps taken to preserve the Adviser’s operations during and immediately following the Great Recession.  These materials demonstrated the Adviser’s continuing ability to provide the level of services required by the Funds.  The Independent Trustees expressed appreciation for the Adviser’s actions to preserve its ability to deliv-

THE OLSTEIN FUNDS

er appropriate services in the challenging economic environment which prevailed for several years during the Great Recession.

The Independent Trustees observed that the Adviser’s revenues for the twelve months ended December 31, 2014 were at their highest point in the last six full calendar years.  They noted that that increase in revenues from those in recent years was primarily the result of an increase in assets under management and the corresponding increase in advisory and 12b-1 fees received by the Adviser.  The Independent Trustees believed that the increase in assets under management was due principally to the superior investment performance discussed previously together with increasingly successful distribution efforts.  The Independent Trustees noticed, however, that the Adviser’s profit margin in 2014, although higher than that in 2012 and 2013, was still well below that obtained in years before the Great Recession owing to increased regulatory and distribution costs as well as fewer assets under management as compared to the assets under management in the years prior to the Great Recession.  The Independent Trustees concluded that the Adviser was financially sound and able to provide the services needed by the Funds, but that its profit margins were low enough to dispel any belief that the investment management fee created any unreasonable profit.

Several of the Independent Trustees repeated their belief that the unique services provided by the Adviser, the integrity of the Adviser, and the excellent “since inception” performance of both Funds warranted an above median fee, and as a result, the Independent Trustees considered the fees and expenses of both Funds to be reasonable.

The Independent Trustees considered the use of “soft dollars” by the Funds and expressed satisfaction with the activities giving rise to such “soft dollars.”  The Adviser told the Independent Trustees that it strives to ensure that each Fund bears an appropriate allocation of soft dollar trades in light of the potential benefits to each Fund resulting from the research and execution services received.  Currently, the Adviser’s “soft dollar” activities consist of (a) an arrangement with Bloomberg Tradebook in which the Adviser engages in certain portfolio trades to obtain published research by Sidoti & Company and Value Line Publishing LLC, (b) a Bloomberg Professional Service Accommodation Policy, pursuant to which the Adviser earns “soft dollar” credits toward the costs of certain Bloomberg services, and (c) various proprietary research products received from brokers other than Bloomberg.

THE OLSTEIN FUNDS

The Independent Trustees considered an analysis of “soft dollar” amounts prepared by their independent legal counsel and noted that the Bloomberg brokerage charges, even with the soft dollar increment, were still as low as or lower than the trading costs imposed by other brokers.  Moreover, the Funds’ Chief Compliance Officer advised the Independent Trustees that the “soft dollar” expenditures and the services received for such expenditures complied with the safe harbor contained in Section 28(e) of the Securities Exchange Act of 1934 and was also consistent with practices in the industry.

The Independent Trustees also considered the fall out or ancillary benefits to the Adviser including the Adviser’s receipt of compensation in connection with its distribution and sales efforts and participation with the Trust in a joint errors and omissions/directors and officers liability insurance.

Based on the foregoing factors, after deliberation, and after considering the long, historical relationship between the Adviser and the Funds, the Independent Trustees concluded that the management fees paid by the All Cap Fund and the Strategic Fund were fair and reasonable in light of the nature and the quality of the services provided by the Adviser, its costs and the Funds’ current and reasonably anticipated asset levels and that the management agreements for both Funds should be approved and renewed for an additional year.

THE OLSTEIN FUNDS

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FACTS	WHAT DOES THE OLSTEIN FUNDS DO
WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Semi-Annual Report.

THE OLSTEIN FUNDS

Olstein All Cap Value Fund Olstein Strategic Opportunities Fund The Olstein Funds 4 Manhattanville Road Purchase, NY 10577
Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Daniel G. Nelson
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Cohen Fund Audit Services
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

This report is submitted for the general
information of the shareholders of the
Funds. The report is not authorized for
distribution to prospective investors in the
Funds unless preceded or accompanied
by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.
(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                      /s/Robert A. Olstein
Robert A. Olstein, President

Date     March 9, 2016

By (Signature and Title)                      /s/Michael Luper
Michael Luper, Treasurer

Date     March 9, 2016